UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2015

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado	80202

(Address of principal executive offices)	(Zip Code)

(303) 312 - 3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 16, 2015, CoBiz Financial Inc. issued a press release announcing its earnings for the second quarter of 2015, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2015, Board of Directors of the Company increased the size of its Board from 11 to 12 members and elected Richard L. Monfort to fill the vacancy resulting from this increase.  The initial term for Mr. Monfort serving as director will expire at the Company’s 2016 annual meeting of shareholders.  Mr. Monfort was deemed independent pursuant to the listing standards of the NASDAQ Stock Market and the Company’s criteria for determining director independence.

In conjunction with his election, the Company awarded Mr. Monfort options to purchase 750 shares of common stock at 110% of the closing stock price on July 16, 2015, the award date. Mr. Monfort is eligible to receive the annual retainer paid to non-employee directors of the Company.

Mr. Monfort has been associated with the Colorado Rockies Baseball Club for the past 18 years and has served as owner/chairman and chief executive officer for the club since 2010.  Prior to that, Mr. Monfort spent 25 years in the cattle business, serving in various positions including president of Monfort of Colorado, president and CEO of ConAgra Red Meats, and launching the Montera Cattle Co.  He is the current owner of the Hyatt Regency Indian Wells Resort & Spa in Indian Wells, California.  Mr. Monfort currently chairs the University of Northern Colorado Board of Trustees, the Board of Directors of the University of Colorado Health System and the Colorado Economic Development Commission.

The Company issued a press release on July 16, 2015, announcing the election of Mr. Monfort, a copy of which is attached hereto as Exhibit 99.2, as is incorporated herein by reference.

Item 8.01. Other Events

The Board of Directors of CoBiz Financial Inc. declared a $0.045  cash dividend on its common stock for the third quarter of 2015.  This dividend will be paid on August 3, 2015, to shareholders of record on July 27, 2015.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

                               99.1     Earnings release issued on July 16, 2015

                               99.2     Press release issued on July 16, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CoBiz Financial Inc.
(Registrant)
Date: July 16, 2015
/s/ Lyne Andrich
Lyne Andrich
EVP & CFO

EXHIBIT INDEX

anuary

Exhibit Number	Description

99.1	Earnings release issued on July 16, 2015
99.2	Press release issued on July 16, 2015